SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  July 31, 2003





                              TECHE HOLDING COMPANY
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)



        Louisiana                  0-25538            72-1287456
-----------------------------  -----------------    --------------
(State or other jurisdiction    (SEC File No.)      (IRS Employer
     of incorporation)                             Identification
                                                       Number)


211 Willow Street, Franklin, Louisiana                  70538
----------------------------------------             ----------
(Address of principal executive offices)             (Zip Code)




Registrant's telephone number, including area code: (337) 828-3212
                                                    --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                              TECHE HOLDING COMPANY

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------


         (c)  Exhibits:

              99  Press Release dated July 31, 2003



Item 12.  Results of Operations and Financial Condition
          ---------------------------------------------

         On July 31, 2003, the Registrant issued a press release to report earnings for the quarter ended June 30, 2003. A copy of the press release is furnished with this Form 8-K as Exhibit 99.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                            TECHE HOLDING COMPANY



Date: August 8, 2003                        By:/s/J.L. Chauvin
                                               -------------------------------
                                               J. L. Chauvin
                                               Vice President and Treasurer
                                               Principal Financial and
                                               Accounting Officer)